Exhibit 99.1
Third Quarter Financial Update November 9, 2007

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the higher price of oil and its impact on the value of production tax credits, or the potential requirement to refund proceeds received from synfuel partners; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance, including potential new federal and state requirements that could include carbon and more stringent mercury emission controls, a renewable portfolio standard and energy efficiency mandates; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the negotiation and impacts of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; contributions to earnings by non- utility subsidiaries; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; amounts of uncollectible accounts receivable; binding arbitration, litigation and related appeals; changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; timing, terms and proceeds from any asset sale or monetization; and implementation of new processes and new core information systems. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2006 Form 10-K and 2007 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Forms 10-K and 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330.

Participants Dave Meador, Executive Vice President and CFO Peter Oleksiak, VP and Controller Nick Khouri, VP and Treasurer Lisa Muschong, Director of Investor Relations

2007 Operating Earnings Guidance YTD 2007 / Third Quarter 2007 Earnings Results Cash Flow and Capital Expenditures Summary

2007 Earnings Outlook Detroit Edison performance impacted by one time cost pressures Startup costs associated with 2007 enterprise business systems (EBS) implementation Higher than normal storm restoration expenditures Lower territory sales Overall cash flow has improved MichCon remains on track to earn its 11% authorized ROE in 2007 Strong performance from our non-utility businesses All segments meeting or exceeding expectations for 2007

2007 Earnings Guidance * Reconciliation to GAAP reported earnings included in the appendix Note: EPS based on expected 170.5M average shares outstanding Operating Earnings* $ millions 2007 Previous Guidance 2007 Current Guidance 2007 operating EPS $2.50 - $2.65 Detroit Edison expected to earn $300 - $310 million Maintained/improved earnings outlook for all other business segments Corporate & Other down slightly due to miscellaneous taxes and interest costs Utilities targeted to earn their authorized ROE of 11% in 2008

2007 Operating Earnings Guidance YTD 2007 / Third Quarter 2007 Earnings Results Cash Flow and Capital Expenditures Summary

YTD 2007 Operating Earnings Variance * Reconciliation to GAAP reported earnings included in the appendix 2005 excl synfuel DECO MichCOn coal UGP pip ET hold 377 312 312 320 325 329 336 317 65 8 5 4 24 17 19 317 Operating Earnings Variance Excluding Synthetic Fuel* ($ millions) YTD06 Operating Earnings Detroit Edison MichCon Power & Industrial Projects Unconventional Gas Production Coal & Gas Midstream Energy Trading $377 ($65) $8 $24 $4 $5 ($17) ($19) $317 Corporate & Other YTD07 Operating Earnings EBS startup costs and temporary rate reduction at Detroit Edison Favorable weather at MichCon Improvements due to restructuring of projects in 2006 at Power & Industrial Timing related gains at Energy Trading in 2006 Higher taxes at the Holding Company Earnings Drivers

Third Quarter 2007 Operating Earnings Operating Earnings per Share* 3Q average shares outstanding: 166 million Detroit Edison $0.69 Unconventional Gas Production $0.01 Non-Utility $0.66 Coal & Gas Midstream $0.09 Corporate & Other ($0.13) MichCon** ($0.13) $1.09 Power and Industrial Projects $0.02 * Reconciliation to GAAP reported earnings included in the appendix ** Includes Citizens Gas Utility Synthetic Fuel $0.27 $0.82 excluding Synthetic Fuel Energy Trading $0.27

2006 2007 2006 255 181 -3 DTE Energy Third Quarter 2007 Operating Earnings Variance * Reconciliation to GAAP reported earnings included in the appendix 2005 excl synfuel DECO MichCOn coal UGP pip ET hold 205 174 159 159 164 165 146 136 31 15 5 1 2 21 8 136 Operating Earnings Variance Excluding Synthetic Fuel* ($ millions) 3Q06 Operating Earnings Detroit Edison MichCon Power & Industrial Projects Unconventional Gas Production Coal & Gas Midstream Energy Trading $205 ($31) ($14) $1 ($1) $5 ($21) ($8) $136 Corporate & Other 3Q06 Operating Earnings Quarterly Operating Earnings Including Synthetic Fuel* ($ millions) $255 $181 3Q07 Operating Earnings 3Q07 Operating Earnings

Detroit Edison Third Quarter 2007 Operating Earnings Variance Operating Earnings Variance* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix 2006 show cause weather choice DTE2 storms 2007 145 133 129 125 113 107 107 114 12 4 4 12 6 7 3Q06 Operating Earnings Weather ($4) ($12) 3Q07 Operating Earnings Temporary Rate Reduction ($12) Temporary rate reduction from Aug. 2006 show cause settlement Slightly cooler weather Lower electric choice volumes offset by Choice Incentive Mechanism EBS startup costs Higher storm restoration costs EBS Startup Costs $145 $7 ($4) Earnings Drivers $114 Interest/Other ($6) Storms Net Choice Impacts

2005 Gas Markets SAP Uncoll O&M/other 2006 -8 -8 -9 -13 -16 -22 -1 -4 -3 -6 MichCon Third Quarter 2007 Operating Earnings Variance Operating Earnings Variance* ($ millions) Gross Margin * Reconciliation to GAAP reported earnings included in the appendix 3Q06 Operating Earnings 3Q07 Operating Earnings Seasonal third quarter loss is typical Gross margin slightly unfavorable driven by fewer heating degree days partially offset by increased storage margins EBS startup costs Uncollectible expense includes a reserve adjustment based on 2006 reserve study Higher operating costs in 2007 and a one time gain in 2006 Earnings Drivers ($8) ($1) ($22) Uncollectible Expense ($6) ($3) ($4) O&M/Other EBS Startup Costs

Non-Utility Third Quarter 2007 Operating Earnings Results Operating Earnings* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix Earnings Drivers

2007 Operating Earnings Guidance YTD 2007 / Third Quarter 2007 Earnings Results Cash Flow and Capital Expenditures Summary

Cash remains on track to hit 2007 full year guidance YTD adjusted cash from operations down from last year, driven in large part by one time tax payments tied to non-utility monetizations Capital spending YTD is down at Detroit Edison and up at MichCon 2007 Cash Flow DTE Energy Cash Flow ($ millions) * Accounted for as 'investing activity' on statement of cash flows YTD 09/30/2006 YTD 09/30/2007 ** Reconciliation to GAAP reported cash flow included in the appendix YTD 09/30/2006 YTD 09/30/2007

12/31/2006 12/31/07E 0.195 0.25 One time cash infusions are driving an improved balance sheet Non-utility monetizations are expected to generate over $1.5 billion in after-tax cash proceeds Synfuels should produce $900 million of net cash Allows us to buy back stock, reduce holding company debt, and support utility growth 2007 should end with leverage within our target of 50 - 52% and FFO/Debt between 24 - 26% Leverage* * Excludes securitization debt and MichCon short-term borrowing Funds from Operations / Debt* 12/31/2006 12/31/07E 0.534 0.501 12/31/06 12/31/07E 53.4% 50-52% 12/31/06 12/31/07E 19.5% 24-26% Balance Sheet Metrics are Improving

2007 Operating Earnings Guidance YTD 2007 / Third Quarter 2007 Earnings Results Cash Flow and Capital Expenditures Summary

DTE Energy's Investment Thesis DTE Energy expects to create significant value for shareholders over the next five years and beyond 5 - 6% long-term utility earnings growth Well-run utilities engaged in a customer-focused investment program, operating in a constructive regulatory environment Potential upside for renewable generation and energy efficiency investments Investment in non-utility businesses focused on maximizing shareholder value will provide additional growth of 1% Stable balance sheet with sufficient flexibility to execute our growth plan Attractive current dividend, potential for future increases

DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030

Appendix

Detroit Edison 2007 Operating Earnings Drivers Detroit Edison 2007 Guidance Walk* Original 2007 Guidance SAP Startup Costs Economy Weather Revised 2007Guidance Detroit Edison 345 310 300 300 305 35 10 5 2007 Original Guidance 2007 Current Guidance EBS Start Up Costs Net Weather Impacts Lower Territory Sales $340 - 350 $300 - 310 ($35) ($10) $5 EBS stabilization costs higher than anticipated Territory sales down slightly Warmer than normal weather partially offset by increased storm costs Focused on containing costs for the remainder of 2007 - Weather $15 - Storm ($10) * Reconciliation to GAAP reported earnings included in the appendix $ millions

2008 Utility Outlook Remains Strong 2008 Earnings Drivers Utilities on track to earn their authorized ROE of 11% in 2008 Detroit Edison Enterprise business system startup costs behind us Expiration of rate reduction in April 2008 Resolution of electric rate case in Q3 2008 MichCon Innovative restructuring settlement positions MichCon to earn its authorized ROE

YTD 2007 Capital Expenditures

DTE Energy

DTE Energy Capital Expenditures

($ millions)

	YTD 09/30/2006	YTD 09/30/2007
Detroit Edison		
Operational	$438	$360
Environmental	152	158
DTE2/Other	145	81
	$735	$599
MichCon		
Operational	90	77
Major Projects	5	75
	$95	$152
Non-Utility		
Coal & Gas Midstream	$55	$50
Unconventional Gas Production	138	129
Power & Industrial Projects	57	36
Energy Trading	-	1
	$250	$216
Total	$1,080	$967

- **Utility capital spending**
  - **Detroit Edison operational spending is down primarily due to timing of outages**
  - **Detroit Edison environmental spending increased from last year due to increased spend on SCR and Low NOx projects**
  - **MichCon spending is up from $95M last year to $152M in 2007, led by expansion of the distribution system in western Michigan**
- **Looking forward, utility capital will be driven by:**
  - **Over $1.3B in environmental expenditures at Detroit Edison from 2007 to 2012**
  - **~$150M for distribution system and storage capacity expansion at MichCon**

23

2007 Net Cash Has Improved Since Our Original Guidance 2007 Current Guidance ($ millions) DTE Energy Net Cash Flow ** Accounted for as 'investing activity' on statement of cash flows * Includes approximately $220M of accelerated tax credits *** Reconciliation to GAAP reported cash flow included in the appendix The continuation of strong underlying cash flows and monetization proceeds leads to 2007 net cash of approximately $1.58-1.7 billion In addition to the dividend and capital expenditures, excess cash will be used for: $850 million stock repurchase* ~$700 million parent company debt repayment * Excludes $50M repurchased in 2006

DTE Energy 2007 Capital Expenditure Guidance 2007 Original Guidance 2007 Current Guidance DTE Energy Capital Expenditures $ millions

Synfuels Expected To Produce $900M in Cash in 2007-2009 2007 2008 2009 Total 675 675 850 175 50 900 2007E 2008E 2009E Total Expected Synfuel Cash Flow* ($ millions) ~$675 ~$175 ~$50 ~$900 Gains from non-utility monetizations enabled DTE to use more of its banked tax credits in 2007 Pulls ahead cash into 2007 from 2008-2009 Synfuel cash about evenly split between use of tax benefits and partner payments / oil hedge proceeds Hedging of exposure to oil prices enables full production in 2007 (~21 million tons) * Assumes ~21 million tons of production in 2007

Sources Long-Term Uses East 1.4 0.75 West 0.95 0.75 0.25 0.65 Sources and Uses of Monetization Proceeds and Synfuel Cash Synfuel ~$900 (2007 - 2009) Monetization Proceeds ~$1,500 (2007) Monetization Proceeds and Synfuel Cash Sources and Uses ~$2,400 ~$2,400 Debt Redemption ~$600 Share Repurchase* ~$900 Utility Equity/Other ~$700 Antrim Forward Sales * Includes ~ $725 million of common stock bought back under this program as of Oct. 31, 2007 $ millions ~$200M NPV (2007-2014)

Synfuel Operating Earnings* * Reconciliation to GAAP reported earnings included in this appendix ($ millions, after-tax)

DTE Energy Trading Earnings Reconciliation Total EITF 51 51 55 4 ** Consists of the income statement effect of not recognizing changes in the fair market value of certain non derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis. DTE Energy Trading: YTD September 2007 Operating Earnings reconciliation to Economic Net Income ($ millions) Economic Net Income EITF 02-3** Operating Earnings* $54 $1 $55 Economic net income equals economic gross margin*** minus YTD O&M expenses less taxes at 35%. DTE Energy management uses Economic Net Income as one of the performance measures for external communications with analysts and investors. Internally, DTE Energy uses Economic Net Income as one of the measures to review performance against financial targets and budget. * Reconciliation to GAAP reported earnings included in the appendix *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non derivative contract costs

Reconciliation of Q3 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Q3 2007 Reported to Operating Earnings per Share Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Q3 2006 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of YTD 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. * Consists of the income statement effect of not recognizing changes in the fair market value of certain non derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis. **Internally, DTE Energy uses Economic Net Income as one of the measures to review performance against financial targets and budget EITF 02-3* $1 $55 Energy Trading Economic Net Income**

Reconciliation of YTD 2006 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliations of Synfuel Reported to Operating Earnings and 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2007 guidance for operating earnings. It is likely that certain items that impact the company's 2007 reported results will be excluded from operating results. A reconciliation to the comparable 2007 reported earnings/net income guidance is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Reconciliation of 2007 Reported Earnings to Operating Earnings

Reconciliations of Cash From Operations to Adjusted Cash from Operations * Accounted for in the investing activities section of the consolidated statement of cash flows Adjusted Cash From Operations Use of Adjusted Cash From Operations - DTE Energy management believes that adjusted cash from operations provide a more meaningful representation of the company's cash from ongoing operations and uses adjusted cash from operations as a primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses adjusted cash from operations to measure performance against budget and to report to the Board of Directors.